UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): September 28, 2005

DAIICHI SANKYO KABUSHIKI KAISHA

(Exact Name of Registrant as Specified in Charter)

Japan

(State or Other Jurisdiction of Incorporation)

NOT APPLICABLE
(Commission File Number)	(IRS Employer Identification No.)

5-1, Nihonbashi 3-chome

Chuo-ku, Tokyo 103-8426

JAPAN

(Address of Principal Executive Offices)

(81-3) 5255-7111

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13.e-4(c))

Item 8.01 Other Events.

This Form 8-K 15d-5 is being filed by Daiichi Sankyo Company, Limited as the initial report of Daiichi Sankyo to the Securities and Exchange Commission and as notice that Daiichi Sankyo is the “successor issuer” to each of Daiichi Pharmaceutical Co., Ltd. and Sankyo Company, Limited pursuant to Rule 15d-5 promulgated under the Securities Exchange Act of 1934, as amended.

On September 28, 2005, each of Daiichi Pharmaceutical, Sankyo Company, Limited and Daiichi Sankyo announced that Daiichi Sankyo had been established as a joint holding company pursuant to a joint share transfer under the Commercial Code of Japan. The shares of Daiichi Sankyo issued pursuant to the joint share transfer had previously been registered under the U.S. Securities Act of 1933 by means of a registration statement on Form F-4 (Registration No. 333-125430-01) filed by the two predecessor companies. The predecessor companies filed the registration statement in connection with seeking shareholder approval of the business combination at their respective annual general meetings of shareholders held on June 29, 2005. As Daiichi Sankyo did not come into existence until the actual conduct of the joint share exchange, Daiichi Sankyo is now filing this form 8-K 15d-5.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 3, 2005

DAIICHI SANKYO COMPANY, LIMITED

By:	/s/ Takashi Shoda
Name:	Takashi Shoda
Title:	President and Representative Director